EXHIBIT 10.47

LIMITED WAIVER
TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 4, 2010 (this “Waiver”), is made among SYMMETRY MEDICAL INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower party hereto as Subsidiary Guarantors, and WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wachovia Bank, National Association, “Wells Fargo”), as administrative agent for the Lenders under the Credit Agreement referenced below (in such capacity, the “Administrative Agent”).

RECITALS

A.           The Borrower, the Subsidiary Guarantors, the Lenders, the Administrative Agent and certain other agents are parties to an Amended and Restated Credit Agreement, dated as of June 13, 2006 (the “Existing Credit Agreement” and, as previously amended and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), providing for the availability of certain credit facilities to the Borrower upon the terms and conditions set forth therein.  Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

B.           The Borrower has notified the Administrative Agent and the Lenders that (i) it failed to meet the minimum Fixed Charge Coverage Ratio required by Section 7.3 of the Credit Agreement for the second fiscal quarter of 2010 and (ii) based upon its current estimates, it may not be able to meet the minimum Fixed Charge Coverage Ratio required by Section 7.3 of the Credit Agreement for the third fiscal quarter of 2010 (collectively, the “Fixed Charge Coverage Ratio Default”).  In addition, the Borrower has notified the Administrative Agent and the Lenders that, for each of the second and third fiscal quarters of 2010, it will exceed the maximum amount of investments permitted to be made in Foreign Subsidiaries pursuant to Section 8.5(xi) (the “Foreign Investments Default” and, together with the Fixed Charge Coverage Ratio Default, the “Specified Events of Default”).

C.           The Borrower has requested that the Required Lenders waive the Specified Events of Default.  The Administrative Agent and the Lenders have agreed to waive the Specified Events of Default in accordance with, and subject to, the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

LIMITED WAIVER

Based upon the representations and warranties contained herein, the Administrative Agent and the Required Lenders hereby (i) waive the Fixed Charge Coverage Ratio Default, but only to the extent that the Borrower maintains a Fixed Charge Coverage Ratio of at least (A) 0.95 to 1.0 for the second fiscal quarter of 2010 and (B) 1.0 to 1.0 for the third fiscal quarter of 2010 and (ii) waive the Foreign Investments Default, but only to the extent that the aggregate amount of Investments in the Borrower’s Foreign Subsidiaries, as of the end of each of the second and third fiscal quarters of 2010, shall not exceed $15,000,000.  This Waiver is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or a waiver of any Default or Event of Default, except as expressly set forth herein.

.1  REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent (on behalf of itself and the Required Lenders) to enter into this Waiver, each of the Borrower and the Subsidiary Guarantors represents and warrants as follows:

.1     Representations and Warranties.  After giving effect to this Waiver, each of the representations and warranties of the Borrower and its Subsidiaries contained in the Credit Agreement and in the other Credit Documents is true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof (except as permitted pursuant to Section 5.24) of the Credit Agreement and except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

.2     No Default.  After giving effect to this Waiver, no Default or Event of Default has occurred and is continuing.

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.1   EFFECTIVENESS

.1     Conditions to Effectiveness.  This Waiver shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:

.A    The Administrative Agent shall have duly executed counterparts of this Waiver from each party hereto either signed on behalf of such party or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Waiver; and

.B     The Borrower shall have paid to the Administrative Agent, for its own account and the account of each approving Lender, all fees and expenses due in accordance with the consummation of this Waiver, including without limitation the fees and expenses required by Section 4.1.3 hereof, and all other fees and expenses required to have been paid under the Credit Agreement on or prior to the effectiveness of this Waiver.

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.1   AFFIRMATION OF OBLIGATIONS

.1     Affirmation of Borrower and Subsidiary Guarantors.  Each of the Borrower and each of the Subsidiary Guarantors that guaranty any or all of the Obligations under the Existing Credit Agreement hereby approves and consents to the transactions contemplated by this Waiver and agrees that its obligations under the Existing Credit Agreement and the other Credit Documents to which it is a party shall not be diminished as a result of the execution of this Waiver.  This acknowledgement by each of the Borrower and each such Subsidiary Guarantor is made and delivered to induce the Lenders to enter into this Waiver, and each of the Borrower and each such Subsidiary Guarantor acknowledges that the Lenders would not enter into this Waiver in the absence of the acknowledgements contained herein.

.2     Liens.  Each of the Borrower and each of the Subsidiary Guarantors party to the Existing Credit Agreement hereby ratifies and confirms the grant of a security interest in and Lien on the Collateral contained in the Security Documents to which each is a party that were executed in connection with the Existing Credit Agreement, which security interest and Lien shall continue in full force and effect without interruption, and shall constitute the single grant of a security interest and Lien.

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.1    MISCELLANEOUS

.1     Credit Documents.  The parties hereto acknowledge and agree that this Waiver is a Credit Document for all purposes under the Credit Agreement and the other Security Documents.

.2     Governing Law.  This Waiver shall be governed by and construed and enforced in accordance with the laws of the State of New York.

.3     Expenses.  The Borrower agrees, on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Waiver.

.4     Severability.  To the extent any provision of this Waiver is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Waiver in any jurisdiction.

.5     Successors and Assigns.  This Waiver shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

.6     Construction.  The headings of the various sections and subsections of this Waiver have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

.7     Counterparts; Effectiveness.  This Waiver may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  This Waiver shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.  A facsimile of a counterpart executed by a party shall be acceptable temporary evidence of the execution by that party of that counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their duly authorized officers as of the date first above written.

BORROWER:

SYMMETRY MEDICAL INC.

By:
Fred L. Hite
Chief Financial Officer

SUBSIDIARY GUARANTORS:

RILEY MEDICAL INC.

By:
Fred L. Hite
Vice President

SYMMETRY MEDICAL EVEREST LLC
By: Symmetry Medical USA Inc., its Sole Member

By:
Fred L. Hite
Chief Financial Officer

TNCO, INC.

By:
Fred L. Hite
Vice President

SPECIALTY SURGICAL INSTRUMENTATION, INC.

By:
Fred L. Hite
Vice President

UCA, LLC
By: Symmetry Medical USA, Inc., its Sole Member

By:
Fred L. Hite
Senior Vice President

SYMMETRY MEDICAL SSI REAL ESTATE LLC
By: Symmetry Medical USA, Inc., its Sole Member

By:
Fred L. Hite
Senior Vice President

SYMMETRY MEDICAL USA INC.

By:
Fred L. Hite
Chief Financial Officer

SYMMETRY MEDICAL INTERNATIONAL INC.

By:
Fred L. Hite
Chief Financial Officer

METTIS GROUP INC

By:
Fred L. Hite
Chief Financial Officer

ULTREXX, INC.

By:
Fred L. Hite
Chief Financial Officer

JET ENGINEERING, INC.

By:
Fred L. Hite
Chief Financial Officer

SMA REAL ESTATE, LLC
By: Symmetry Medical USA Inc., its Sole Member

By:
Fred L. Hite
Chief Financial Officer

SYMMETRY MEDICAL NEW BEDFORD, LLC
By: TNCO, Inc., Sole Member

By:
Fred L. Hite
Vice President

SYMMETRY NEW BEDFORD REAL ESTATE, LLC
By: TNCO, Inc., Sole Member

By:
Fred L. Hite
Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and on behalf of the Required Lenders pursuant to written authorization

By: